Exhibit 10.1

AMENDMENT NO. 2
TO THE
TI DEFERRED COMPENSATION PLAN
(EFFECTIVE JANUARY 1, 2009)

TEXAS INSTRUMENTS INCORPORATED, a Delaware corporation, pursuant to the authority granted in Section 6-1 of the TI Deferred Compensation Plan (Effective January 1, 2009) (the "Plan"), does hereby amend the Plan, effective as of August 1, 2012, as follows:

1.    Section 3-6(v) of the Plan is amended by striking the first sentence of said Section and substituting in lieu thereof the following new sentence:

Any Scheduled Distribution Date and/or form of distribution from Accounts, whether previously elected or otherwise specified, may be revoked by a Participant and a new election substituted therefore as permitted by the Administration Committee, but in no event may a new election with respect to a specific amount subject to a Scheduled Distribution Date provided for in Section 3-6(i)(a) and/or form of distribution provided for in Section 3-6(ii) be made more often than once in any twelve (12)-month period.

The undersigned hereby adopts this AMENDMENT NO. 2 TO THE TI DEFERRED COMPENSATION PLAN on this 30th day of July, 2012, effective as of the date set forth above, reflecting an amendment adopted pursuant to authority delegated by the Board of Directors of Texas Instruments Incorporated.

By: /s/ DARLA WHITAKER
Darla Whitaker
Senior Vice President - Human Resources